UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 3, 2023

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2023, the Board of Directors (the “Board”) of Lattice Semiconductor Corporation (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.

The amendments update the procedural and disclosure requirements for stockholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) at annual or special meetings of stockholders, to, among other things, (i) require, in accordance with market practice, additional information regarding the proposing or nominating stockholder (including about director nominees) in the notice to the Company; (ii) require stockholders’ director nominees to consent to being named on the Company’s proxy card; (iii) require the nominating stockholder to disclose whether such stockholder intends to solicit the percentage of the Company’s stockholder voting power as required under Rule 14a-19 of the 1934 Act (“Rule 14a-19”); (iv) require the nominating stockholder to provide reasonable evidence five business days before the stockholder meeting that the stockholder has complied with Rule 14a-19; and (v) provide that where the nominating stockholder violates Rule 14a-19, the stockholder’s nominee(s) are ineligible for election and proxies and votes in respect of such nominee(s) will be disregarded.

The amendments also update various provisions of the Bylaws to, among other things, (i) amend provisions relating to the preparation of the stock list for a stockholder meeting to conform to current Delaware law and otherwise confirm procedural aspects of counting votes and the role of the inspector of elections; (ii) reflect changes in Delaware law providing increased flexibility with respect to the electronic transmission of notices; (iii) expand officers with authority for signing stock certificates; (iv) revise indemnification provisions to reflect recent updates to Delaware law and to track the language and scope of the Company’s recently adopted form of indemnification agreement; (v) revise the forum selection provision to provide additional clarity as to claims that will be subject to jurisdiction in the Delaware Court of Chancery and the federal district courts of the United States of America; and (vi) implement various conforming, technical, and other non-substantive changes.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective November 3, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	November 7, 2023		Tracy Feanny Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective November 3, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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